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                                                               EXHIBIT 10.1.2

                               THIRD AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of November 5, 1997, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, SUCCESSOR IN INTEREST TO NBD BANK (the "Lender") and VITA FOOD PRODUCTS, INC., a Nevada corporation (the "Borrower").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Borrower (by reason of merger) and Lender entered into a Loan and Security Agreement dated as of March 20, 1995 (the "Agreement"); and

     WHEREAS, Borrower has requested certain modifications to the Agreement; and

     WHEREAS, Lender is willing to grant such modifications on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, it is hereby agreed as follows:

     1. The recitals hereinabove contained shall form a part of this Amendment and this Amendment shall be construed in the light thereof. All capitalized terms contained herein and not otherwise defined shall have the same meaning as contained in the Agreement.

     2. Section 10.2(X) is hereby deleted and in lieu thereof is inserted the following:

                      Permit Tangible Net Worth to be less than (i) as of each December 31 hereafter $2,233,131, (ii) as of each March 31 hereafter, $1,833,131, (iii) as of June 30 hereafter, $1,433,131, and (iv) as of September 30 hereafter, $1,533,131.

     3. Borrower agrees to execute such additional documents, including financing statements, as may be necessary to effectuate the purpose of this agreement.


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     4.  Borrower shall pay to Lender the reasonable legal fees and expenses of counsel incurred in connection with the preparation of this Amendment and related documentation.

     5. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

     6. Borrower represents and warrants to Lender that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

     7. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

     8. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

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        9.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

        10. This Amendment was executed and delivered in Skokie, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

ATTEST:                                      VITA FOOD PRODUCTS, INC.,
                                             a Nevada corporation

                                             By:  /s/ Stephen D. Rubin
-----------------                               -----------------------------
Secretary                                    Title:  President
                                                   --------------------------

                                             AMERICAN NATIONAL BANK AND
                                             TRUST COMPANY OF CHICAGO,
                                             successor in interest to
                                             NBD BANK


                                             By:  /s/ Martin V. Rarick
                                                -----------------------------
                                             Title:  Assistant Vice President
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